Exhibit 99.1

HECATE ENERGY AND EGH ACQUISITON CORP. PROVIDE UPDATE ON PATH TO PLANNED NASDAQ LISTING AND PROGRESS TOWARD BUSINESS COMBINATION

Hecate and EGH confirm progress toward Hecate’s planned Nasdaq listing under the ticker “HCTE” and update the expected closing timeline following the resolution of matters involving Hecate’s lenders and related litigation.

Leadership at Hecate and EGH reiterate confidence in the Company’s execution, balance sheet and readiness for the public markets, describing the planned listing as a natural next step in Hecate’s growth strategy and capital flexibility.

CHICAGO, IL AND NEW YORK, NY - August 28, 2026 - Hecate Energy LLC (“Hecate” or the “Company”), a leading U.S. developer of utility-scale energy parks, and EGH Acquisition Corp. (NASDAQ: EGHAU, EGHA, EGHAR) (“EGH”), a publicly traded special purpose acquisition company, today provided an update on the previously announced definitive business combination that would result in Hecate becoming a publicly listed company on Nasdaq under the ticker “HCTE”.

On January 22, 2026, Hecate Energy Group LLC announced a business combination with EGH that values Hecate at a pre-money enterprise value of approximately $1.2 billion. Subject to customary closing conditions, including approval by EGH shareholders, the transaction is now expected to close in early Q1 2027. The transaction is intended to provide capital to support the development and monetization of Hecate’s portfolio of utility-scale energy parks across the United States.

Progress to Public Listing Continues

Over the past several months, Hecate has worked with its lenders to address certain legal and documentation matters, including related litigation, associated with Hecate’s existing financing arrangements. Those matters have now been fully resolved, and no further actions are required from Hecate or its lenders in connection with these matters. The resolution removes an overhang on the de-SPAC process and aligns Hecate, EGH and the lender group around the successful completion of the business combination, which is now expected to close the first quarter of 2027.

Hecate and EGH confirm that the business combination remains on track, and the parties continue to advance regulatory, shareholder and other customary closing processes. The Hecate and EGH teams remain focused on executing the strategic plan outlined at the time of the original transaction announcement.

In addition, Hecate is in discussions with potential interim investors regarding additional capital that would further support the de-SPAC process, strengthen the balance sheet and help accelerate pipeline development and growth.

“The positive conclusion to this phase of our process reinforces the strength of our platform and balance sheet, and allows the entire team to stay fully focused on what we do best: advancing a large, deliverable portfolio of energy parks positioned to serve the fastest-growing demand segments in U.S. power,” said Chris Bullinger, President and CEO of Hecate Energy. “We appreciate EGH’s continued partnership, guidance and confidence throughout this process. Drew, Vince, and the broader EGH team have been thoughtful, constructive partners who understand both the scale of the opportunity ahead and the execution discipline required to capture it. Becoming a public company is a natural evolution for Hecate, strengthening our capital base, enhancing our flexibility, and positioning us to capture significant growth as we advance toward completing our business combination in the first quarter of 2027.”

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Drew Lipsher, Chief Executive Officer of EGH, commented, “We have had the utmost confidence in Hecate and its leadership team from the outset, and their handling of this phase of the process has only reinforced that view. From our perspective, Hecate is exactly where it should be– executing on its business, strengthening its balance sheet and preparing to enter the public markets. We continue to believe that Hecate’s scaled development platform, large and deliverable pipeline, and experienced team are exceptionally well positioned to meet the growing demand for reliable, cost-effective power, and we remain fully committed to working closely with Chris and the Hecate team to complete the business combination early in the first quarter of 2027.”

“Hecate has built a differentiated power-development platform with the scale, technical depth, and flexibility to address a rapidly changing U.S. power market,” said Daniel Goldberg, Chief Investment Officer and Managing Partner of Lumina Capital Management. “The resolution of these matters and the continued progress toward the business combination reinforce our confidence in Hecate’s ability to execute its strategy. We see substantial value in the Company’s large, deliverable pipeline and its ability to develop integrated energy park solutions for growing demand from data centers, hyperscalers, and other large-load customers.”

Pat Fox, Partner at New Energy Capital commented, “Hecate has demonstrated the market understanding that matters in an increasingly capacity-constrained power market. Its portfolio of energy parks, combining solar, battery storage, and thermal generation, is well positioned to meet customers’ growing need for reliable, scalable power. We are pleased to support Hecate as it advances toward the public markets and enters its next phase of growth.”

About Hecate Energy LLC

Headquartered in Chicago, Hecate is a leading U.S. developer of utility-scale energy parks with a diversified portfolio and development pipeline spanning solar, battery storage, wind, and thermal generation. Hecate Energy was founded in 2012 by a team of energy industry veterans and has successfully developed five GW of projects to construction or operations and sold more than 12 GW of power plant and storage projects.

Hecate believes in establishing beneficial, sustainable, and collaborative partnerships with the host communities where its projects are located and tailors each energy project it develops to better meet the needs of project stakeholders. Since its founding, Hecate has entered over 50 power purchase agreements (PPAs) and similar offtake contracts exceeding 6 GW of capacity with 24 counterparties as well as projects that are selling through wholesale power markets in the U.S. Hecate has developed over five GW of projects that are now under construction or in operation, representing over $6 billion of energy investments. Hecate has an active development pipeline of over 47 GW of power projects. To learn more, visit www.hecateenergy.com.

On January 22, 2026, Hecate Energy Group LLC entered into a definitive business combination agreement (“BCA”) with EGH Acquisition Corp. (NASDAQ: EGHAU, EGHA, EGHAR) (“EGH”) that would result in Hecate becoming a public company to be listed on Nasdaq under the ticker symbol “HCTE”. For more information, please see the BCA press release here or documents filed by EGH at the SEC’s website at www.sec.gov.

About EGH Acquisition Corp.

EGH Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. EGH focuses on opportunities in the broad power market and energy transition or sustainability sectors, targeting industries that require reliable and cost-effective power and innovative decarbonization solutions. To learn more, visit www.eghspac.com/.

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Company Contacts

Hecate
Investors@HecateEnergy.com
Media Contact
HecateIR@allianceadvisors.com

EGH Acquisition Corp.
info@energygrowthholdings.com

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination between EGH and Hecate (“Business Combination”), EGH intends to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) that includes a preliminary proxy statement/prospectus of EGH, and after the Registration Statement is declared effective, EGH will mail a definitive proxy statement/prospectus relating to the Business Combination to EGH’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of EGH’s shareholders to be held to approve the Business Combination. EGH may also file other documents with the SEC regarding the Business Combination. EGH shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about EGH, Hecate and the Business Combination. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by EGH at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication relates to a proposed business combination between EGH and Hecate and does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, and shall not constitute an offer to sell or exchange or a solicitation of an offer to buy any securities of EGH (prior to or upon consummation of the Business Combination) or Hecate, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

EGH and Hecate and their respective directors and officers may be deemed to be participants in the solicitation of proxies from EGH’s shareholders in connection with the Business Combination. Information about EGH’s directors and executive officers and their ownership of EGH’s securities is set forth in EGH’s filings with the SEC. To the extent that holdings of EGH’s securities by EGH’s directors and executive officers have changed since the amounts printed in the prospectus for EGH’s public offering dated May 8, 2025, as filed with the SEC on May 9, 2025 (the “Prospectus”), such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement, including the preliminary and definitive proxy statement/prospectus regarding the proposed transaction when it becomes available.  These documents can be obtained free of charge from the sources indicated above.

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Forward-Looking Statements

Certain statements included in this communication may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or EGH’s or Hecate’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, among others, statements about EGH’s and Hecate’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of the combined company following the Business Combination; changes in EGH’s or Hecate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the Closing and plans and objectives of management. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing EGH’s or Hecate’s views as of any subsequent date, and none of EGH or Hecate undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, EGH’s and Hecate’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal proceedings that may be instituted against EGH, Hecate or others following announcement of the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain the approval of EGH shareholders; (v) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the combined company’s ability to obtain the listing of its common stock and warrants on the stock exchange following the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Hecate as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of any redemptions by public shareholders of EGH being greater than expected; (xi) the management and board composition of the combined company following the Business Combination; (xii) limited liquidity and trading of the combined company’s securities; (xiii) the use of proceeds not held in the Trust Account or available from interest income on the balance of the Trust Account; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that EGH, Hecate or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hecate’s resources; (xviii) the risks that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by EGH with the SEC and those included under the heading “Risk Factors” in the Prospectus and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by EGH, Hecate, their respective directors, officers or employees or any other person that EGH and Hecate will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of EGH and Hecate as of the date of this communication. Subsequent events and developments may cause that view to change. However, while EGH and Hecate may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of EGH or Hecate as of any date subsequent to the date of this communication.

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